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                                                                   EXHIBIT 10.37


                  AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT

THIS AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (as amended, restated and supplemented from time to time, this "AGREEMENT") between XETEL CORPORATION ("BORROWER") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("BANK," formerly Texas Commerce Bank National Association) is dated as of June 25, 1998 (the "EFFECTIVE DATE").

PRELIMINARY STATEMENT. Borrower and Bank have entered into a Credit Agreement (with Borrowing Base) dated as of August 23, 1996 (as amended, "Prior Credit Agreement"). The parties desire to amend and restate the Prior Credit Agreement in its entirety to, among other things, provide for an increase in Bank's revolving loan commitment to Borrower.

1.   THE LOANS.
REVOLVING CREDIT NOTE 1.1.A Subject to the terms and conditions hereof, Bank agrees to make loans ("REVOLVING LOANS") to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding the less of the Borrowing Base or $17,000,000.00 (the "COMMITMENT"). Borrower has the right to borrow, repay and reborrow. Loans may only be used for supporting Borrower's accounts receivable and inventory.Chapter 346 of the Texas Finance Code (which governs certain revolving loan accounts) will not apply to this Agreement, the Revolving Note or any Revolving Loan. Revolving Loans will be evidenced by, and will bear interest and be payable as provided in, Borrower's $17,000,000.00 Revolving Credit Note dated the Effective Date (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "REVOLVING NOTE"), given to renew and increase Borrower's $10,000,000.00 revolving promissory note dated April 15, 1997 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, a "Renewed Note"). "TERMINATION DATE" means the earlier of:
(a) August 31, 1999; or (b) the date specified by Bank pursuant to Section 6.1 hereof.

ADVANCE TERM NOTE 1.1.B Subject to the Prior Credit Agreement, Bank has made loans ("Advance/Term Loans") to Borrower evidenced by Borrower's $3,250,000.00 Advancing Promissory Note Converting to a Term Note dated November 21, 1997 (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Advance/Term Note"). The parties agree that effective upon the execution of this Agreement, the Advance/Term Loans and Advance/Term Note shall be governed by this Agreement and that each reference in the Advance/Term Note to the Credit Agreement shall be to this Agreement.

REFERENCES 1.1.C "Loan", "Note", "Commitment" and "Termination Date" in this Agreement shall refer to each and all of the loans, notes, and commitments, and their respective termination dates, provided for in this Agreement from time to time. "Renewed Note" shall include the Renewed Note herein and each Renewed Note referenced in the Prior Credit Agreement.

BORROWING BASE 1.2 The "BORROWING BASE" will be the amount shown as the BORROWING BASE on the most recent Borrowing Base Report, subject to verification by Bank at any time and calculated using the eligibility criteria, borrowing base factors, dollar ceilings for various components and any deductions specified in the attached EXHIBIT A, incorporated herein by reference.

REQUIRED PAYMENT 1.3 If the unpaid amount of the Loans at any time exceeds the Borrowing Base then in effect, Borrower must make a payment on the Note(s) in an amount sufficient to reduce the unpaid principal balance of the Note(s) to an amount no greater than the Borrowing Base, unless waived by Bank in writing in Bank's sole absolute discretion. Such payment shall be accompanied by any prepayment charge required by the Note and shall be due concurrently with the Borrowing Base Report.

COMMITMENT FEES 1.4 In consideration of the revolving Commitment, Borrower shall pay the following non-refundable fees: (a) $41,250 which has been paid by Borrower prior to the execution of this Agreement; (b) $41,250 due and payable August 31, 1998; and (c) an unused Commitment fee (computed on the basis of the actual number of days elapsed in a year comprised of 360 days) of one-eighth (1/8) of one percent (1%) of the daily average difference between the revolving Commitment and the principal balance of the Revolving Note from the date hereof to the Termination Date. The Commitment Fee is due and payable quarterly in arrears beginning on June 30, 1998..

PAST DUE AMOUNTS 1.5 Each amount due to Bank in connection with the Loan Documents will bear interest from its due date until paid at the Highest Lawful Rate unless the applicable Loan Document provides otherwise.

CONFIRMATION OF SECURITY INTERESTS 1.6. Borrower confirms and ratifies each of the liens, security interests and other interests granted in each and all security agreements executed in connection with, related to, or securing the Prior Credit Agreement, Renewed Notes, Revolving Note and the Renewed A/T Note as extending to and securing all Loans and Notes including but not limited to each of those interests and liens described in the following listed Security Agreements. Borrower further agrees and acknowledges that the terms "secured indebtedness," "indebtedness secured hereby" "Obligations" and any similar reference used in any security agreement including any supplemental security agreements executed in connection with or related to, or securing any Renewed Note, or any other indebtedness of Borrower to Bank, including but not limited to the following security agreements executed by Borrower and delivered to Bank:
Security Agreement - Accounts dated August 23, 1996; Security Agreement - Inventory dated August 23, 1996, including any Supplemental Security Agreements supplementing any of the foregoing, and any other security agreements previously executed by Borrower and delivered to Bank and not released by Bank and all security agreements executed as of the Effective Date (each and all "Security Agreements") include, but are not limited to, each and all indebtedness of all character and kind related to or evidenced by the Revolving Note, the Advance/Term Note and related to the Loan Documents.

CAPITAL ADEQUACY 1.6 If Bank determines after the date of this Agreement that any change in applicable laws, rules or regulations regarding capital adequacy, or any change in the interpretation or administration thereof by any appropriate governmental agency, or compliance with any request or directive to Bank regarding capital adequacy (whether or not having the force of law) of any such agency, increases the capital required to be maintained with respect to the Loan or Note and therefore reduces the rate of return on Bank's capital below the level Bank could have achieved but for such change or compliance (taking into consideration Bank's policies with respect to capital adequacy), then Borrower will pay to Bank from time to time, within 15 days of Bank's request, any additional amount required to compensate Bank for such reduction. Bank will request any additional amount by delivering to Borrower a certificate of Bank setting forth the amount necessary to compensate Bank. The certificate will be conclusive and binding, absent manifest error. Bank may make any assumptions, and may use any allocations of costs and expenses and any averaging and attribution methods, which Bank in good faith finds reasonable.

2. CONDITIONS PRECEDENT.
ALL LOANS 2.1 Bank is not obligated to make any Loan unless: (a) Bank has received the following, duly executed and in Proper Form: (1) a Request for Loan, substantially in the form of Exhibit B, within the time required in the Note; provided however, Bank may accept and act upon verbal advance requests received from Borrower's representative reasonably believed by Bank to be authorized to make such requests; (2) a Borrowing Base Report within the time required by this Agreement; and (3) such other documents as Bank reasonably may require; (b) no Event of Default exists; and (c) the making of the Loan is not prohibited by, or subjects Bank to any penalty or onerous condition under any Legal Requirement.

FIRST LOAN 2.2 In addition to the matters described in the preceding section, Bank will not be obligated to make the first Loan unless Bank has received all of the Loan Documents specified on Annex I in Proper Form.

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Amendment and Restatement
of Credit Agreement               XeTel Corporation                June 25, 1998


3. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Agreement and to make the Loans, Borrower represents and warrants as of the Effective Date and the date of each request for a Loan that each of the following statements is and shall remain true and correct throughout the term of this Agreement:

ORGANIZATION AND STATUS 3.1 Borrower and each Subsidiary of Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; has all power and authority to conduct its business as presently conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable. Borrower has no Subsidiary other than those listed on Annex II and each Subsidiary is owned by Borrower in the percentage set forth on Annex II. If Borrower is subject to the Texas Revised Partnership Act ("TRPA"), Borrower agrees that Bank is not required to comply with Section 3.05(d) of TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property.

FINANCIAL STATEMENTS 3.2 All financial statements delivered to Bank are complete and correct and fairly present, in accordance with generally accepted accounting principles, consistently applied ("GAAP"), the financial condition and the results of operations of Borrower and each Subsidiary of Borrower as at the dates and for the periods indicated. No material adverse change has occurred in the financial condition of the Borrower since the dates of such financial statements. Neither Borrower nor any Subsidiary of Borrower is subject to any instrument or agreement materially and adversely affecting its financial condition, business or affairs.

ENFORCEABILITY 3.3 The Loan Documents are legal, valid and binding obligations of the Parties enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally. The execution, delivery and performance of the Loan Documents have all been duly authorized by all necessary action; are within the power and authority of the Parties; do not and will not violate any Legal Requirement, the Organizational Documents of the Parties or any agreement or instrument binding or affecting the Parties or any of their respective Property.

COMPLIANCE 3.4 Borrower and each Subsidiary of Borrower has filed all applicable tax returns and paid all taxes shown thereon to be due, except those for which extensions have been obtained and those which are being contested in good faith and for which adequate reserves have been established. Borrower and each Subsidiary of Borrower is in compliance with all applicable Legal Requirements and manages and operates (and will continue to manage and operate) its business in accordance with good industry practices. Neither Borrower nor any Subsidiary of Borrower is in default in the payment of any other indebtedness or under any agreement to which it is a party. The Parties have obtained all consents of and registered with all Governmental Authorities or other Persons required to execute, deliver and perform the Loan Documents.

LITIGATION 3.5 Except as previously disclosed to Bank in writing, there is no litigation or administrative proceeding pending or, to the knowledge of Borrower, threatened against, nor any outstanding judgment, order or decree affecting Borrower or any Subsidiary of Borrower before or by any Governmental Authority.

TITLE AND RIGHTS 3.6 Borrower and each Subsidiary of Borrower has good and marketable title to its Property, free and clear of any Lien except for Liens permitted by this Agreement and the other Loan Documents. Except as otherwise expressly stated in the Loan Documents or permitted by this Agreement, the Liens of the Loan Documents will constitute valid and perfected first and prior Liens on the Property described therein, subject to no other Liens whatsoever. Borrower and each Subsidiary of Borrower possesses all permits, licenses, patents, trademarks and copyrights required to conduct its business. All easements, rights-of-way and other rights necessary to maintain and operate Borrower's Property have been obtained and are in full force and effect.

REGULATION U; BUSINESS PURPOSE 3.7 None of the proceeds of any Loan will be used to purchase or carry, directly or indirectly, any margin stock or for any other purpose which would make this credit a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. All Loans will be used for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use or primarily for agricultural purposes as such terms are used in Chapter One of the Texas Credit Code or any successor statute.

ENVIRONMENT 3.8 To the best of Borrower's knowledge after due inquiry (i) Borrower and each Subsidiary of Borrower have complied with applicable Legal Requirements in each instance in which any of them have generated, handled, used, stored or disposed of any hazardous or toxic waste or substance, on or off its premises (whether or not owned by any of them); (ii) neither Borrower nor any Subsidiary of Borrower has any material contingent liability for non-compliance with environmental or hazardous waste laws and (iii) neither Borrower nor any Subsidiary of Borrower has received any notice that it or any of its Property or operations does not comply with, or that any Governmental Authority is investigating its compliance with, any environmental or hazardous waste laws.

INVESTMENT COMPANY ACT/PUBLIC UTILITY HOLDING COMPANY ACT 3.9 Neither Borrower nor any Subsidiary of Borrower is an "investment company" within the meaning of the Investment Company Act of 1940 or a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

STATEMENTS BY OTHERS 3.10 All statements made by or on behalf of Borrower, any Subsidiary of Borrower or any other of the Parties in connection with any Loan Document constitute the representation and warranty of Borrower hereunder.

4. AFFIRMATIVE COVENANTS. Borrower agrees to do, and if necessary cause to be done, and cause its Subsidiaries to do, each of the following:

CORPORATE FUNDAMENTALS 4.1 (a) Pay when due all taxes and governmental charges of every kind upon it or against its income, profits or Property, unless and only to the extent that the same shall be contested in good faith and adequate reserves have been established therefor; (b) Renew and keep in full force and effect all of its licenses, permits and franchises; (c) Do all things necessary to preserve its corporate existence and its qualifications and rights in all jurisdictions where such qualification is necessary or desirable; (d) Comply with all applicable Legal Requirements; and (e) Protect, maintain and keep in good repair its Property and make all replacements and additions to its Property as may be reasonably necessary to conduct its business properly and efficiently.

INSURANCE 4.2 Maintain insurance with such reputable financially sound insurers, on such of its Property and personnel, in such amounts and against such risks as is customary with similar Persons or as may be reasonably required by Bank, and furnish Bank satisfactory evidence thereof promptly upon request. These insurance provisions are cumulative of the insurance provisions of the other Loan Documents. Bank must be named as a beneficiary, loss payee or additional insured of such insurance as its interest may appear (Bank having no right to recover any amount in excess of the Obligations), and Borrower must provide Bank with copies of the policies of insurance and a certificate of the insurer that the insurance required by this section may not be canceled, reduced or affected in any manner without 30 days' prior written notice to Bank.

FINANCIAL INFORMATION/BORROWING BASE REPORT 4.3 Furnish to Bank in Proper Form
(i) the financial statements prepared in conformity with GAAP on consolidated and consolidating bases and the other information described in, and within the times required by, Exhibit C, Reporting Requirements, Financial Covenants and Compliance Certificate attached hereto and incorporated herein by reference;
(ii) the Borrowing Base Report substantially in the form of, and within the time required by, Exhibit A along with the other information required by Exhibit A to be submitted; (iii) within the time required by Exhibit C, Exhibit C signed and certified by the chief financial officer or president of Borrower; (iv) promptly after such request is submitted to the appropriate Governmental Authority, any request for waiver of funding standards

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Amendment and Restatement
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or extension of amortization periods with respect to any employee benefit plan;
and (v) copies of materially significant special audits, studies, reports and analyses prepared for the management of Borrower by outside parties, and such other information materially relating to the financial and operating condition of Borrower and its Subsidiaries as Bank may reasonably request from time to time in its discretion.

MATTERS REQUIRING NOTICE 4.4 Notify Bank immediately, upon acquiring knowledge of (a) the institution or threatened institution of any material lawsuit or administrative proceeding which, if adversely determined, might materially adversely affect Borrower; (b) any material adverse change in the assets, liabilities, financial condition, business or affairs of Borrower; (c) any Event of Default; or (d) any reportable event or any prohibited transaction in connection with any employee benefit plan.

INSPECTION 4.5 Permit Bank and its affiliates to inspect and photograph its Property, to examine and copy its files, books and records, and to discuss its affairs with its officers and accountants, at such times and intervals and to such extent as Bank reasonably desires.

ASSURANCES 4.6 Promptly execute and deliver any and all further agreements, documents, instruments, and other writings that Bank may request to cure any defect in the execution and delivery of any Loan Document or more fully to describe particular aspects of the agreements set forth or intended to be set forth in the Loan Documents.

CERTAIN CHANGES 4.7 Notify Bank at least 30 days prior to the date that any of the Parties changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records or the location of any of the Collateral.

EXHIBIT C 4.8 Comply with each of the other affirmative covenants set forth in Exhibit C.

ENVIRONMENT 3.8 Comply with applicable Legal Requirements in each instance in which any of them have generated, handled, used, stored or disposed of any hazardous or toxic waste or substance, on or off its premises (whether or not owned by any of them), and incur no material liability with respect to such activities.

5. NEGATIVE COVENANTS. The Borrower will not, and no Subsidiary of Borrower will:

INDEBTEDNESS 5.1 Except as approved in Bank's sole discretion in writing, create, incur, or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to, any Indebtedness, contingent or otherwise unless there is a permitted amount set forth in Exhibit C, except: (a) Indebtedness to Bank, or secured by Liens permitted by this Agreement, (b) Indebtedness otherwise approved in writing by Bank, and renewals and extensions (but not increases) thereof; (c) current accounts payable and unsecured current liabilities, not the result of borrowing, to vendors, suppliers and Persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms; (d) operating leases incurred during the ordinary course of business; (e) Indebtedness associated with an acquired entity or Subsidiary as defined in Section 8, and (f) certain loans from Rohm U.S.A., Inc. which are approved by the Bank in writing from time to time.

LIENS 5.2 Create or permit to exist any Lien upon any of its Property now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its accounts or other Property unless approved in writing by Bank in Bank's sole discretion, except: (a) Liens, not for borrowed money, arising in the ordinary course of business; (b) Liens for taxes not delinquent or being contested in good faith by appropriate proceedings; (c) Liens in effect on the date hereof and disclosed to Bank in writing, so long as neither the indebtedness secured thereby nor the Property covered thereby increases; and (d) Liens in favor of Bank, permitted in Exhibit C, or otherwise approved in writing by Bank. Notwithstanding anything to the contrary herein, Borrower will not, and no Subsidiary of Borrower will permit any Lien on any accounts receivable and inventory that secures the Loans unless Bank shall provide Borrower with Bank's prior written consent.

FINANCIAL AND OTHER COVENANTS 5.3 Fail to comply with the required financial covenants and other covenants described, and calculated as set forth, in Exhibit
C. Unless otherwise provided on Exhibit C, all such amounts and ratios will be calculated: (a) on the basis of GAAP; and (b) on a consolidated basis. Compliance with the requirements of Exhibit C will be determined as of the dates of the financial statements to be provided to Bank.

CORPORATE CHANGES 5.4 Unless approved by the Bank in Bank's sole discretion in writing, in any single transaction, directly or indirectly: (a) liquidate or dissolve; (b) be a party to any merger or consolidation affecting more than 10% of the Borrower's total assets; (c) sell or dispose of any interest in any of its Subsidiaries affecting more than 10% of the Borrower's total assets, or permit any of its Subsidiaries to issue any additional equity other than to Borrower; (d) sell, convey or lease all or any substantial part of its assets, except for sale of inventory or equipment in the ordinary course of business; or
(e) materially change the number of outstanding shares of Borrower.

RESTRICTED PAYMENTS 5.5 Unless otherwise permitted on Exhibit C, at any time declare or pay any dividend (except stock dividends and dividends paid to Borrower).

NATURE OF BUSINESS 5.6 Change the nature of its business or enter into any business which is substantially different from the business in which it is presently engaged.

AFFILIATE TRANSACTIONS 5.7 Enter into any transaction or agreement with any Affiliate which might materially affect the Borrower's financial condition except upon terms substantially similar to those obtainable from wholly unrelated sources. Note: This provision does not apply for transactions with management of the Borrower which do not materially affect the Borrower's financial condition.

SUBSIDIARIES 5.8 Form, create, acquire or divest of any Subsidiary except in compliance with Exhibit C.

LOANS AND INVESTMENTS 5.9 Unless otherwise provided on Exhibit C, make any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, any stock, bonds, notes, debentures, or other securities of, any Person, except: (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of two years or less from the date of acquisition; (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000.00; (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service; (d) money market mutual funds that invest in items of the type described in (a), (b) and (c) above; and (e) financial instruments purchased from the loan participation programs of either the Bank or Chase Securities, Inc. provided that the instruments purchased through such program are obligations of borrower's which have a rating in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service.

6. EVENTS OF DEFAULT AND REMEDIES.
EVENTS OF DEFAULT 6.1 Each of the following is an "EVENT OF DEFAULT":
(a) Any Obligor fails to pay any principal of or interest on the Note or any other obligation under any Loan Document as and when due; or

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(b) Any Obligor or any Subsidiary of Borrower fails to pay at maturity, or within any applicable period of grace, any principal of or interest on any other borrowed money obligation or fails to observe or perform any term, covenant or agreement contained in any agreement or obligation by which it is bound; or
(c) Any material representation or warranty made in connection with any Loan Document was incorrect, false or misleading when made; or
(d) Any Obligor violates any covenant contained in any Loan Document; or
(e) An event of default occurs under any other Loan Document; or
(f) Final judgment for the payment of money is rendered against Obligor or any Subsidiary of Borrower and remains undischarged for a period of 30 days during which execution is not effectively stayed; or
(g) The sale, encumbrance or abandonment (except as otherwise expressly permitted by this Agreement) of any of the Collateral or the making of any levy, seizure, garnishment, sequestration or attachment thereof or thereon; or the loss, theft, substantial damage, or destruction of any material portion of such Collateral which is not covered by insurance proceeds for which the Bank is shown as loss payee; or
(h) Any order is entered in any proceeding against Borrower or any Subsidiary of Borrower decreeing the dissolution, liquidation or split-up thereof, and such order shall remain in effect for 30 days; or
(i) Any Obligor or any subsidiary of Borrower makes a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of its business, estate or assets or shall commence any proceeding under any bankruptcy, insolvency, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or any such petition or application shall be filed or any such proceeding shall be commenced against any Obligor or any subsidiary of Borrower and the Obligor or such subsidiary by any act or omission shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of any Obligor or any subsidiary of Borrower or granting relief to any Obligor or any subsidiary of Borrower or approving the petition in any such proceeding, and such order shall remain in effect for more than 30 days; or any Obligor or any subsidiary of Borrower shall fail generally to pay its debts as they become due or suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part of its property which is not released, stayed, bonded or vacated within 30 days after its issue or levy; or
(j) Any Obligor or any Subsidiary of Borrower conceals or removes any part of its Property, with intent to hinder, delay or defraud any of its creditors, makes or permits a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or
(k) A material adverse change occurs in the financial condition of any Obligor or any Subsidiary of Borrower; or in the assets, liabilities or operations of any of the foregoing to the extent reasonably likely to materially and adversely affect the financial condition of any Obligor; or
(l) Any individual Obligor dies or any Obligor that is not an individual dissolves.
IF ANY EVENT OF DEFAULT OCCURS, then Bank may do any or all of the following:
(1)declare the Obligations to be immediately due and payable without notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived; (2) without notice to any Obligor, terminate the Commitment and accelerate the Termination Date; (3) set off, in any order, against the indebtedness of Borrower under the Loan Documents any debt owing by Bank to Borrower (whether such debt is owed individually or jointly), including, but not limited to, any deposit account, which right is hereby granted by Borrower to Bank; and (4) exercise any and all other rights pursuant to the Loan Documents, at law, in equity or otherwise.

REMEDIES CUMULATIVE 6.2 No remedy, right or power of Bank is exclusive of any other remedy, right or power now or hereafter existing by contract, at law, in equity, or otherwise, and all remedies, rights and powers are cumulative.

7. MISCELLANEOUS.
NO WAIVER 7.1 No waiver of any default or Event of Default will be a waiver of any other default or Event of Default. No failure to exercise or delay in exercising any right or power under any Loan Document will be a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any further or other exercise thereof or the exercise of any other right or power. The making of any Loan during either the existence of any default or Event of Default, or subsequent to the occurrence of an Event of Default will not be a waiver of any such default or Event of Default. No amendment, modification or waiver of any Loan Document will be effective unless the same is in writing and signed by the Person against whom such amendment, modification or waiver is sought to be enforced. No notice to or demand on any Person shall entitle any Person to any other or further notice or demand in similar or other circumstances.

NOTICES 7.2 All notices required under the Loan Documents shall be in writing and either delivered against receipt therefor, or mailed by registered or certified mail, return receipt requested, in each case addressed to the address shown on the signature page hereof or to such other address as a party may designate. Except for the notices required by Section 2.1, which shall be given only upon actual receipt by Bank, notices shall be deemed to have been given (whether actually received or not) when delivered (or, if mailed, on the next Business Day).

GOVERNING LAW/ARBITRATION 7.3 (a) UNLESS OTHERWISE SPECIFIED THEREIN, EACH LOAN DOCUMENT IS GOVERNED BY TEXAS LAWS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. To the maximum extent permitted by law, any controversy or claim arising out of or relating to the Loans or any Loan Document, including but not limited to any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in any of the Loan Documents, shall, at the request of any party to the Loan or Loan Documents (either before or after the commencement of judicial proceedings), be settled by mandatory and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA Rules") and pursuant to Title 9 of the United States Code, or if Title 9 does not apply, the Texas General Arbitration Act. In any arbitration proceeding: (i) all statutes of limitations which would otherwise be applicable shall apply; and (ii) the proceeding shall be conducted in Austin, Texas, by a single arbitrator if the amount in controversy is $1 million or less, or by a panel of three arbitrators if the amount in controversy (including but not limited to all charges, principal, interest fees and expenses) is over $1 million. Arbitrators are empowered to resolve any controversy by summary rulings substantially similar to summary judgments and motions to dismiss. Arbitrators may order discovery conducted in accordance with the Federal Rules of Civil Procedures. All arbitrators will be selected by the process of appointment from a panel, pursuant to the AAA Rules. Any award rendered in the arbitration proceeding will be final and binding, and judgment upon any such award may be entered in any court having jurisdiction.

(b) If any party to the Loan or Loan Documents files a proceeding in any court to resolve any controversy or claim, such action will not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section or that of any other claim or controversy, and the court shall, upon motion of any party to the proceeding, direct that the controversy or claim be arbitrated in accordance with this Section.

(c) No provision of, or the exercise of any rights under, this Section shall limit or impair the right of any party to the Loan Documents before, during or after any arbitration proceeding to: (i) exercise self-help remedies including but not limited to setoff or repossession; (ii) foreclose any Lien on or security interest in any Collateral; or (iii) obtain relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or Collateral including, but not limited to attachments, garnishments, sequestrations, appointments of receivers, injunctions or other relief to preserve the status quo.

(d) To the maximum extent permitted by applicable law and the AAA Rules, neither Bank nor any Obligor or any Affiliate, officer, director, employee, attorney, or agent of either shall have any liability with respect to, and Bank and each Obligor waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental and consequential damages suffered or incurred by such Person in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents. Each of Bank and each Obligor waives, releases, and agrees not to sue each other or any of their Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Nothing contained herein, however, shall be construed as a waiver of any Obligor's or the Bank's right to compel arbitration of disputes pursuant to subparagraphs (a) and (b), above.

                               Page 4 of 6 Pages

Amendment and Restatement
of Credit Agreement               XeTel Corporation                June 25, 1998


(e) Nothing herein shall be considered a waiver of the right or protections afforded Bank by 12 U.S.C. 91, Texas Banking Code Art. 342-609 or any similar statute.

(f) Each party agrees that any other party may proceed against any other liable Person, jointly or severally, or against one or more of them, less than all, without impairing rights against any other liable Persons. A party shall not be required to join the principal Obligor or any other liable Persons (e.g., sureties or guarantors) in any proceeding against any Person. A party may release or settle with one or more liable Persons as the party deems fit without releasing or impairing right to proceed against any Persons not so released.

SURVIVAL; PARTIES BOUND; TERM OF AGREEMENT 7.4 All representations, warranties, covenants and agreements made by or on behalf of Borrower in connection with the Loan Documents will survive the execution and delivery of the Loan Documents; will not be affected by any investigation made by any Person, and will bind Borrower and the successors, trustees, receivers and assigns of Borrower and will benefit the successors and assigns of the Bank; provided that Bank's agreement to make Loans to Borrower will not inure to the benefit of any successor or assign of Borrower except for an approved merger or business combination. Except as otherwise provided herein, the term of this Agreement will be until the later of the final maturity of the Revolving Note or the Advance/Term Note, whichever is later and the full and final payment of all Obligations and all amounts due under the Loan Documents.

DOCUMENTARY MATTERS 7.5 This Agreement may be executed in several identical counterparts, on separate counterparts; each counterpart will constitute an original instrument, and all separate counterparts will constitute but one and the same instrument. The headings and captions in the Loan Documents have been included solely for convenience and should not be considered in construing the Loan Documents. If any provision of any Loan Document is invalid, illegal or unenforceable in any respect under any applicable law, the remaining provisions will remain effective. The Loans and all other obligations and indebtedness of Borrower to Bank are entitled to the benefit of the Loan Documents.

EXPENSES 7.6 Any provision to the contrary notwithstanding, and whether or not the transactions contemplated by this Agreement are consummated, Borrower agrees to pay on demand all reasonable, direct out-of-pocket expenses (including, without limitation, the fees and expenses of counsel for Bank) in connection with the negotiation, preparation, execution, filing, recording, modification, supplementing and waiver of the Loan Documents and the making, servicing and collection of the Loans. Notwithstanding anything contained herein to the contrary, Borrower shall not pay more than $3,000.00 for any single, annual field analysis of Borrower's assets. Borrower agrees to pay Bank's standard Documentation Preparation and Processing Fee for preparation, negotiation and handling of this Agreement not to exceed the amount of $1,500.00. The obligations of the Borrower under this and the following section will survive the termination of this Agreement. Upon request by Borrower, Bank will provide an invoice of charges at least as detailed as customarily provided by Bank to comparably situated clients.

INDEMNIFICATION 7.7 BORROWER AGREES TO INDEMNIFY, DEFEND AND HOLD BANK HARMLESS FROM AND AGAINST ANY AND ALL LOSS, LIABILITY, OBLIGATION, DAMAGE, PENALTY, JUDGMENT, CLAIM, DEFICIENCY AND EXPENSE (INCLUDING INTEREST, PENALTIES, ATTORNEYS' FEES AND AMOUNTS PAID IN SETTLEMENT) TO WHICH BANK MAY BECOME SUBJECT ARISING OUT OF OR BASED UPON THE LOAN DOCUMENTS, OR ANY LOAN, INCLUDING THAT RESULTING FROM BANK'S OWN NEGLIGENCE, EXCEPT AND TO THE EXTENT CAUSED BY BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

USURY NOT INTENDED 7.8 Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Agreement or any other Loan Document will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the Loan Document or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on any unpaid principal amount of the Note or any other Loan Document. All amounts constituting interest will be spread throughout the full term of the Loan Document or applicable Note in determining whether interest exceeds lawful amounts.

NO COURSE OF DEALING 7.9 NO COURSE OF DEALING BY BORROWER WITH BANK, NO COURSE OF PERFORMANCE AND NO TRADE PRACTICES OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS AGREEMENT.

8. DEFINITIONS. Unless the context otherwise requires, capitalized terms used in Loan Documents and not defined elsewhere shall have the meanings provided by GAAP, except as follows:

AFFILIATE means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of such Person; or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means to possess, directly or indirectly, the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. Bank is not under any circumstances to be deemed an Affiliate of Borrower or any of its Subsidiaries.

AUTHORITY DOCUMENTS means certificates of authority to transact business, certificates of good standing, borrowing resolutions (with secretary's certificate), secretary's certificates of incumbency, and other documents which empower and enable Borrower or its representatives to enter into agreements evidenced by Loan Documents or evidence such authority.

BUSINESS DAY means a day when the main office of Bank is open for the conduct of commercial lending business.

COLLATERAL means all Property, tangible or intangible, real, personal or mixed, now or hereafter subject to Security Documents, or intended so to be.

CORPORATION means corporations, partnerships, limited liability companies, joint ventures, joint stock associations, associations, banks, business trusts and other business entities.

GOVERNMENT ACCOUNTS means receivables owed by the U.S. government or by the government of any state, county, municipality, or other political subdivision as to which Bank's security interest or ability to obtain direct payment of the proceeds is governed by any federal or state statutory requirements other than those of the Uniform Commercial Code, including, without limitation, the Federal Assignment of Claims Act of 1940, as amended.

GOVERNMENTAL AUTHORITY means any foreign governmental authority, the United States of America, any state of the United States and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court or other tribunal having jurisdiction over Bank or any Obligor, or any Subsidiary of Borrower or their respective Property.

HIGHEST LAWFUL RATE means the maximum nonusurious rate of interest permitted to be charged by applicable Federal or Texas law (whichever permits the higher lawful rate) from time to time in effect. If Texas law determines the Highest Lawful Rate, the Highest Lawful Rate is the weekly rate ceiling as defined in
Article 5069-1D.001 et. seq., as amended, of the Texas Revised Civil Statutes.

INDEBTEDNESS means and includes (a) all items which in accordance with GAAP would be included on the liability side of a balance sheet, including but not limited to capital leases, on the date as of which Indebtedness is to be determined (excluding capital stock, surplus, surplus reserves and deferred credits); (b) all guaranties, endorsements and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, Indebtedness of others, and (c) all Indebtedness secured by any Lien existing on any interest of the Person with respect to which indebtedness is being determined, in Property owned subject to such Lien, whether or not the Indebtedness secured thereby has been assumed.

LEGAL REQUIREMENT means any law, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

LIEN shall mean any mortgage, pledge, charge, encumbrance, security interest, collateral assignment or other lien or restriction of any kind, whether based on common law, constitutional provision, statute or contract.

LOAN DOCUMENTS means this Agreement, the agreements, documents, instruments and other writings contemplated by this Agreement or listed on Annex I, all other assignments, deeds, guaranties, pledges, instruments, certificates and agreements now or hereafter executed or delivered to

                               Page 5 of 6 Pages

Amendment and Restatement
of Credit Agreement               XeTel Corporation                June 25, 1998


the Bank pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

OBLIGATIONS means all principal, interest and other amounts which are or become owing under this Agreement, the Note or any other Loan Document.

OBLIGOR means each Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.

ORGANIZATIONAL DOCUMENTS means, with respect to a corporation, the certificate of incorporation, articles of incorporation and bylaws of such corporation; with respect to a limited liability company, the articles of organization, regulations and other documents establishing such entity, with respect to a partnership, joint venture, or trust, the agreement, certificate or instrument establishing such entity; in each case including all modifications and supplements thereof as of the date of the Loan Document referring to such Organizational Document and any and all future modifications thereof which are consented to by Bank.

PARTIES means all Persons other than Bank executing any Loan Document.

PERSON means any individual, Corporation, trust, unincorporated organization, Governmental Authority or any other form of entity.

PROPER FORM means in form and substance satisfactory to the Bank.

PROPERTY means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

SECURITY DOCUMENTS means those Security Agreements listed on Annex I and all supplements, modifications, amendment, extensions thereof and all other agreements hereafter executed and delivered to Bank to secure the Loans.

SUBORDINATED DEBT means any Indebtedness subordinated to Indebtedness due Bank pursuant to a written subordination agreement in Proper Form by and among Bank, subordinated creditor and Borrower which at a minimum must prohibit: (a) any action by subordinated creditor which will result in an occurrence of an Event of Default or default under this Agreement, the subordination agreement or the subordinated Indebtedness; and (b) upon the happening of any Event of Default or default under any Loan Document, the subordination agreement, or any instrument evidencing the subordinated Indebtedness (i) any payment of principal and interest on the subordinated Indebtedness; (ii) any act to compel payment of principal or interest on subordinated Indebtedness; and (iii) any action to realize upon any Property securing the subordinated Indebtedness.

SUBSIDIARY means, as to a particular parent Corporation, any Corporation of which 50% or more of the indicia of equity rights is at the time directly or indirectly owned by such parent Corporation or by one or more Persons controlled by, controlling or under common control with such parent Corporation.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BANK AND THE PARTIES.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

BORROWER:      XETEL CORPORATION

By:
   ----------------------------------------------------------------------------
Name:
     --------------------------------------------------------------------------
Title:
      -------------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------

BANK:          CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

By:
   ----------------------------------------------------------------------------
Name:
     --------------------------------------------------------------------------
Title:
      -------------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------

EXHIBITS:                                        ANNEXES:
     A  Borrowing Base Report                             I  Loan Documents
     B  Request for Loan                                    II Subsidiaries
     C Reporting Requirements, Financial Covenants, and Compliance Certificate

                               Page 6 of 6 Pages

                                   EXHIBIT A
                             BORROWING BASE REPORT

BORROWING BASE REPORT FOR PERIOD BEGINNING:________ AND ENDING________ ("CURRENT PERIOD") REQUIRED BY THE CREDIT AGREEMENT DATED JUNE 25, 1998 BETWEEN XETEL CORPORATION AND CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

BORROWER WILL DELIVER THIS BORROWING BASE REPORT COMPLETED IN PROPER FORM WITHIN 30 DAYS OF THE LAST DAY OF EACH MONTH END, AND PROVIDE WITH EACH SUCH REPORT AN ACCOUNTS RECEIVABLE AGING AND LISTING, ACCOUNTS PAYABLE AGING, AND AN INVENTORY REPORT.

Line                                                                                            $
                                                                                                 --------
    1.   Total Accounts as of the end of the Current Period $ --------INELIGIBLE
         ACCOUNTS AS OF THE END OF THE CURRENT PERIOD:
    2.   That portion (e.g., invoice) of all of the Accounts of any Account
         Debtor where the Account is more than 90 days from invoice date (net
         of unapplied cash and return material authorizations)                          $
    3.   That portion of all of the Accounts of any Account Debtor which exceed          --------
         25% of the dollar amount of the total of all Accounts for all Account
         Debtors for the Current Period (Line 1); except that with approval in writing by Bank in its sole discretion, the percentage specified in this item shall be higher with respect to such Account Debtors as
         Borrower and Bank shall mutually specify $                                     $
    4.   Intercompany and Affiliate Accounts (Total Intercompany and Affiliate           --------
         Accounts = $ --------less $ --------[not to exceed $500,000.00 in the aggregate] in Intercompany and Affiliate Accounts which Borrower,
         by signing below, certifies as arising from "arms length" transactions)        $
                                                                                         --------
   5.    Government Accounts                                                            $
                                                                                         --------
   6.    Foreign Accounts                                                               $
                                                                                         --------
   7.    Accounts subject to any dispute or setoff or contra account                    $
                                                                                         --------
   8.    Other Ineligible Accounts                                                      $
   9.    Total Ineligible Accounts for the Current Period                                --------
         (Add Lines 2 through 8)                                                                          $
   10.   Total Eligible Accounts for the Current Period (Line 1 - Line 9)                                  --------
                                                                                                              80%
   11.   Multiplied by: Accounts Advance Factor                                                           $
                                                                                                           ========
   12.   Equals:  Accounts Component of Borrowing Base
                                                                                                          $
                                                                                                           --------
   13.   Total Foreign Accounts secured by a letter of credit issued by a bank                                90%
         satisfactory to the Bank or covered by Exim bank insurance ("Secured                             $
                                                                                                           ========
         Foreign Accounts")                                                                               $
                                                                                                           --------
   14.   Multiplied by:  Secured Foreign Accounts Advance Factor                                              80%
                                                                                                          $
   15.   Equals:  Secured Foreign Accounts Component of Borrowing Base                                     ========

                                                                                                          $
   16.   Accounts of Ericsson, Inc., Dell Computer Corp., Dell International,                              --------
         Inc. and all Subsidiaries of Dell International, Inc. or otherwise                                   80%
         approved by Bank in writing ("Acceptable Foreign Accounts") $ 17.                                $
         Multiplied by: Acceptable Foreign Accounts Advance Factor 80% 18.                                 ========
         Equals: Acceptable Foreign Accounts Component of Borrowing Base $

   19.   Net book value of Inventory as of the end of the Current Period                $
   20.   Less: Ineligible Inventory                                                      --------
                                                                                        $
   21.   Total Eligible Inventory as of the end of the                                   --------
         Current Period (Line 19 - Line 20)                                                               $
                                                                                                          --------
   22.   Multiplied by: Inventory Advance Factor                                                              25%
                                                                                                          $
   23.   Equals:  Inventory Component of Borrowing Base                                                    ========

         (Not to exceed 40% of the Borrowing Base at any time when the aggregate amount outstanding under the Notes is equal to or less than
         $7,000,000.00 and not to exceed 25% of the Borrowing Base at any time when the aggregate amount outstanding under the Note is greater than
         $7,000,000.00)

   24.   Total BORROWING BASE as of the end of the Current Period (not to exceed                          $
         $17,000,000) (Line 12 + Line 15 + Line 18 + Line 23)                                              ========

   25.   Less:  Aggregate principal outstanding under Notes as end of Current
         Period:
         Revolving Note                                                                 $
         Advance/Term Note                                                               --------
                  Total outstanding                                                     $
                                                                                         --------
   26.   Equals: Amount available for borrowing subject to the terms of the                               $
         Agreement, if positive; or amount due, if negative                                                ========

                                                                                                          $

                                                                                                           --------

The terms "ACCOUNTS" and "INVENTORY" have the respective meanings as set forth in the Texas Business and Commerce Code in effect as of the date of the Agreement. Inventory shall be valued at the lesser of: (a) market value; and (b) cost. "OTHER INELIGIBLE ACCOUNTS" mean all such Accounts of Borrower that are not subject to a first and prior Lien in favor of Bank, those Accounts that are subject to any Lien not in favor of Bank and those Accounts of Borrower as shall be deemed from time to time to be, in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. "INELIGIBLE INVENTORY" means that Inventory of Borrower that is not subject to a first and prior Lien in favor of Bank, that Inventory that is subject to any Lien not in favor of Bank and that Inventory of Borrower as shall be deemed from time to time to be in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. All other terms not defined herein shall have the respective meanings as in the Agreement.

Borrower certifies that the above information and computations are true, correct, complete and not misleading as of the date hereof.

Borrower:                  XETEL CORPORATION

By:
   ---------------------------------------------------------------------------
Name:
     -------------------------------------------------------------------------
Title:
      ------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------

Date:
     --------------------------------------------------------------------------
                                    EXHIBIT A
                                Page 1 of 1 Page
                                    EXHIBIT B
                                REQUEST FOR LOAN
                             LETTERHEAD OF BORROWER





Chase Bank of Texas, National Association
700 Lavaca
P.O. Box 550
Austin, Texas 78701-0001
Fax No. (512) 479-2211

Re:      Request for Revolving Loan under Agreement

Attention:  RALPH T. BEASLEY

Gentlemen:

This letter confirms our oral or telephonic request of , 19 , for a Revolving Loan in accordance with that certain Credit Agreement (as amended, restated and supplemented from time to time, the "AGREEMENT") dated as of June 25, 1998 between you and us. Any term defined in the Agreement and used in this letter has the same meaning as in the Agreement.

The proposed Revolving Loan is to be in the amount of $________________ and is to be made on____________, 19____, which is a Business Day. The proposed Revolving Loan should bear interest at the (check one:)

         [ ] LIBOR Rate with an Interest Period from  _________  to __________
             (refer to note for conditions); or
         [ ] the Base Rate.

The proceeds of the proposed Revolving Loan should be (check one:) |_| deposited into account number ____________ with the Bank; or

         [ ]________________________________________________.



The undersigned hereby certifies that:

         (1) The representations and warranties made by the Borrower or by any other Person in the Agreement and the other Loan Documents are true and correct on and as of this date as though made on this date.

         (2) The proposed Revolving Loan complies with all applicable provisions of the Agreement.

         (3) No Event of Default has occurred and is continuing.


                                            Sincerely,
                                            XETEL CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------




                              EXHIBIT B Page 1 of 1

                                     ANNEX I

                                 LOAN DOCUMENTS

"Loan Documents" includes, but is not limited to, the following:

1.       Agreement

2.       Revolving Note; Advance/Term Note

3.       Borrowing Base Report

4.       Compliance Certificate

5.       Security Agreements

6.       Financing Statements

7.       Organizational and Authority Documents

8.       Insurance policies and certificates

9        Financial Statements of:  Borrower

10.      UCC search




                      Loan Documents - ANNEX I Page 1 of 1

                                    ANNEX II

                                  SUBSIDIARIES



                IF NONE AS OF THE EFFECTIVE DATE, CHECK [ ] NONE



Subsidiary Name                 State Where
and Address                     Incorporated                        % Owned

















































                              ANNEX II Page 1 of 1

                         EXHIBIT C to Agreement between
             XETEL CORPORATION ("Borrower") and Chase Bank of Texas,
              National Association ("Bank") dated June 25, 1998 (as
                  may be amended, restated and supplemented in
                                    writing).
     REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND COMPLIANCE CERTIFICATE
             FOR CURRENT REPORTING PERIOD ENDING , 199 ("END DATE")

A.  REPORTING  PERIOD.  THIS  EXHIBIT  WILL BE IN PROPER FORM AND  SUBMITTED  AS PROVIDED IN PART B.  Borrower's  fiscal year ends
  March 30.
==================================================================================================================================
B.  Financial Reporting.  Borrower will provide the following financial information within the times indicated:       Compliance
====================================================================================================================
                 WHEN DUE                                                    WHAT                                    Certificate
                                                                                                                       (Circle)

----------------------------------------------------------------------------------------------------------------------------------
(i)   Within 90 days of fiscal year end    Annual financial statements (balance sheet, income statement, cash flow   Yes     No
                                           statement) audited (with unqualified opinion) by independent certified public accountants satisfactory to Bank, accompanied by Compliance
                                           Certificate.
----------------------------------------------------------------------------------------------------------------------------------
(ii)  Within 45 days of each fiscal        Unaudited interim financial statements accompanied by Compliance          Yes     No
quarter End Date, including final quarter  Certificate
of fiscal year
----------------------------------------------------------------------------------------------------------------------------------
(iii) As provided in Exhibit A             Borrowing Base Report with accounts receivable aging and listing,        Yes      No
                                           inventory report  and accounts payable aging
==================================================================================================================================
C. FINANCIAL COVENANTS. Borrower will comply with the following financial covenants, defined in accordance with GAAP and the definitions in Section 8, and incorporating the calculation adjustments indicated on the Compliance
Certificate:

----------------------------------------------------------------------------------------------------------------------------------
REQUIRED: Except as specified otherwise, each                 COMPLIANCE CERTIFICATE /ACTUAL REPORTED                Compliance
covenant will be maintained at all times and              For Current Reporting Period/as of the End Date             (Circle)
reported for each Reporting Period or as of
each Reporting Period End Date, as appropriate:
----------------------------------------------------------------------------------------------------------------------------------
I. Maintain a Tangible Net Worth as adjusted of    Stockholders' Equity                $                           Yes     No
at least  $24,000,000.00 plus: (a) 75% of net                                           --------
income after 12/31/97, added at end of each        Minus:   Goodwill                   $
fiscal quarter and (b) 100% of the net increase             Other Intangible Assets     --------
(after deduction of goodwill) in shareholder's                                         $
equity occurring immediately after each issuance            Loans/Advances to           --------
of equity securities and merger/ acquisition                  Equity holders           $
transaction.  Please indicate requirement so                                            --------
calculated below:                                           Loans to Affiliates        $
                                                                                        --------
                                                   Plus:    Subordinated Debt          $
                                                    =  Tangible Net Worth as adjusted   --------
$                                                                                               $
                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------------
II.  Have a Cash  Flow  Coverage  Ratio  for  each                                                                Yes     No
fiscal  quarter  of at  least  1.60 : 1.00 for the Net income                       $
fiscal  quarter  ending  6/30/98;  and 1.75 : 1.00                                   -----------
thereafter.                                        Plus:   Depreciation             $
                                                                                     -----------
                                                           Amortization             $
                                                                                     -----------
                                                           Tax expense              $
                                                                                     -----------
                                                           Interest Expense         $
                                                                                     -----------
                                                           Lease Expense            $
                                                                                     -----------
                                                           Rent Expense             $
                                                                                     -----------

                                                   Minus:  Federal tax cash
                                                             payments               $
                                                                                     -----------
                                                   Equals: Adjusted EBITAR =                    $
                                                                                                 ============


                                                   Current Maturities of Long Term Debt
                                                   (for the next quarter)
                                                                                    $
                                                                                     -----------
                                                   Plus:   Interest Expense         $
                                                                                     -----------
                                                           Lease Expense            $
                                                                                     -----------
                                                           Rent Expense             $
                                                                                     -----------
                                                   Equals: Fixed Charges
                                                                                    $
                                                                                     -----------

                                                                                    $
                                                                                     -----------
                                                   $                  $             =
                                                    -------------/     -------                   ============
                                                   Adjusted EBITAR     Fixed Charges    Cash Flow Coverage Ratio
-----------------------------------------------------------------------------------------------------------------------------------
D. Other Required Covenants to be maintained and to be certified.
-----------------------------------------------------------------------------------------------------------------------------------
                           REQUIRED                                  ACTUAL REPORTED/COMPLIANCE CERTIFICATE            Compliance
-----------------------------------------------------------------------------------------------------------------------------------

(i) Additional Indebtedness, Liens and capital leases are       For fiscal year:                                       Yes     No
limited to $2,000,000.00 in the aggregate for each fiscal year.                  ---------------------------
                                                                Debt for borrowed money      = $
                                                                                                --------------------,
                                                                Plus capital lease payments  = $
                                                                                               --------------------,
                                                                Plus Other Indebtedness      = $
                                                                                                --------------------,

                                                                Equals Total of:               $
                                                                                                --------------------,

-------------------------------------------------------------------------------
(ii) Borrower shall not make any acquisition (by stock Please indicate acquisitions and total and cash Yes No purchase, asset purchase, merger or otherwise) or divestiture consideration here or in attachment:
if: (a) the total purchase or sales price, as the case ma be
(including cash, cash equivalents, stock issued, and
indebtedness assumed), exceeds 10% of the book value of
Borrower's assets before such acquisition or divestiture, (b)
if cash consideration exceeds $3MM, or (c) any Event of
Default otherwise would result from such acquisition or
divestiture; unless Bank in its sole discretion shall have consented in advance in writing.
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(iii) Capital expenditures & capital lease obligations For fiscal quarter ended _____________: Yes No incurred shall not exceed (a) $2MM in any fiscal quarter and (b) $4MM in any fiscal year beginning with the fiscal year $__________________________ ended 3/31/99; provided however that up to $1MM financed by For fiscal year ended _____________:
another  financial   institution  or  capital  lease  shall  be
excluded from the foregoing calculation            $__________________________
===============================================================================
THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL. The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):
[ ] No default or Event of Default has occurred under the
Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.
[ ] A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:
[ ] was cured on        . [ ]was waived by Bank in writing on
                --------                                      -----------------
[ ] is continuing.
Description of Event of Default:
                               ------------------------------------------------
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Executed this                           day of                  , 19          .
              -------------------------        -----------------    -----------

BORROWER:  XETEL CORPORATION

SIGNATURE:
          -----------------------------

NAME:                                 TITLE                  (CFO or President)
     --------------------------            ------------------------------------

                              Exhibit C Page 1 of 1